UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	93-2834996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue,
Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange
Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 7, 2024, Public Storage (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). Three proposals were submitted to the Company’s shareholders for a vote at the Annual Meeting.

The three proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2024. The final results for the votes for each proposal are set forth below.

1.

The shareholders elected eleven trustees to the Board of Trustees to hold office until the 2025 Annual Meeting or until their successors are duly qualified and elected, and the size of the Board of Trustees concurrently was reduced to eleven. The votes for each nominee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald L. Havner, Jr.	146,714,447	5,961,299	378,341	8,714,898
Tamara Hughes Gustavson	150,911,040	1,788,767	354,280	8,714,898
Shankh S. Mitra	151,629,869	1,062,801	361,417	8,714,898
Rebecca Owen	151,969,015	728,232	356,840	8,714,898
Kristy M. Pipes	145,054,252	7,645,440	354,395	8,714,898
Avedick B. Poladian	148,131,386	4,560,570	362,131	8,714,898
John Reyes	151,934,457	761,488	358,142	8,714,898
Joseph D. Russell, Jr.	151,540,597	1,153,530	359,960	8,714,898
Tariq M. Shaukat	151,928,712	765,820	359,555	8,714,898
Ronald P. Spogli	139,577,770	13,040,857	435,460	8,714,898
Paul S. Williams	147,212,462	5,477,566	364,059	8,714,898

2.	The shareholders approved the advisory vote to approve the compensation of named executive officers as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
147,239,032	5,323,870	491,185	8,714,898

3.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
152,601,670	9,069,711	97,604	—

Item 8.01	Other Events

Subsequent to the Annual Meeting, the Board of Trustees approved the following committee assignments, effective May 7, 2024:

Audit Committee	Compensation and Human Capital Committee	Nominating, Governance, and Sustainability Committee
Kristy M. Pipes (Chair)	Avedick B. Poladian (Chair)	Ronald P. Spogli (Chair)
Avedick B. Poladian	Shankh S. Mitra	Rebecca Owen
John Reyes	Rebecca Owen	Kristy M. Pipes
Tariq M. Shaukat	Ronald P. Spogli	Paul S. Williams
Paul S. Williams

Additionally, the Board of Trustees appointed Ms. Pipes to serve as the Lead Independent Trustee, effective May 7, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Date: May 8, 2024		Senior Vice President, Chief Legal Officer & Corporate Secretary